THIRD WAIVER AND AMENDMENT AGREEMENT (this "Waiver "Agreement") dated as of December 12, 1997 by and among Unidigital Elements (NY), Inc., Unison (NY), Inc., Unidigital Elements (SF), Inc. and Unison (MA), Inc., (collectively, the "Borrowers"), Unidigital Inc. (the "Company"), and The Chase Manhatttan Bank (the "Lender"). Terms used herein as defined terms and not otherwise defined herein shall have the meanings given thereto in that certain Credit Agreement dated as of April 3, 1997 by and between the Borrowers and the Lender, as amended by that Waiver and Amendment Agreement dated as of July 1, 1997 by and between such parties, and as further amended by that Second Waiver and Amendment Agreement dated as of October 1, 1997 by and between such parties.

     WHEREAS, the Borrowers and the Company have for the fiscal year and/or fiscal quarter ended August 31, 1997 suffered to exist violations of Credit
Agreement: (i) Section 6.06(a) (in that the Capital Expenditures for the fiscal year ended August 31, 1997 of $3,077,000 reported to Lender by Borrowers and the Company exceed the limit in such covenant of $2,500,000); (ii) 6.06(b)(i) (in that the ratio of 0.95 to 1.00 of Consolidated Current Assets to Consolidated Current Liabilities for the fiscal quarter ended August 31, 1997 reported to the Lender by the Borrowers and the Company was less than the ratio of 1.10 to 1.00 required under such covenant for such period); and (iii) Section 6.06(b)(iii) (in that the Consolidated Debt Service Coverage Ratio of 0.56 to 1.00 for the fiscal year ended August 31, 1997 reported to the Lender by the Borrowers and the Company was less than the ratio of 1.25 to 1.00 for such period as required by such covenant); and

     WHEREAS, the Lender is willing to waiver such violation or violations subject to the terms and conditions hereof;

     NOW, THEREFORE, WITNESSETH, that for good and valuable consideration, the receipt of which the parties hereby acknowledge, the parties hereto agree as follows:

     1. The Lender hereby waives the aforesaid violations of the aforesaid covenants of the Credit Agreement by the Borrowers and the Company (but such waiver shall extend solely to the violation of such covenants for the periods hereinabove described and not to any subsequent fiscal year or fiscal quarter as appropriate).

     2. The Company and the Borrowers agree, jointly and severally, to pay to the Lender within 30 days from the date hereof, a waiver fee of $10,000, which amount shall not be a credit against any other amounts now or hereafter owing by any of them to Lender. Each of the Borrowers and the Company hereby consents to debits or charges by the Lender of such amount in the aggregate from any of their accounts with Lender which Lender may select in its sole discretion (but Lender's failure to make any such charges or debits shall not constitute a defense to, or otherwise excuse the liability of Borrowers and the Company to pay such fee within such 30 day period).

     3. This Waiver Agreement may be executed in counterparts, each of which when so executed and delivered (including by facsimile transmission of a signed counterpart), shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     4. The Credit Agreement as heretofore amended shall remain in full force and effect, and the Credit Agreement as so amended is hereby ratified an confirmed by the Borrowers and the Company.

     5. This Waiver Agreement shall constitute an additional Loan Document.

     6. Each Borrower and the Company hereby represents and warrants to the Lender that, after given effect to this Waiver, no Default or Event of Default has occurred and is continuing as of the date hereof under the Credit Agreement.

     7. Each of the Borrowers and the Company hereby warrants and represents to the Lender that this Waiver Agreement has been authorized by all necessary corporate and shareholder action and will not conflict with, violate or constitute a default under their any of charters, by-laws or any agreements, instruments or other documents to which they or any one of them is a party or by which any of their assets are bound and that the same does not and will not violate any applicable laws or regulations.

     8. Without limiting or being limited by Section 8.03(b) of the Credit Agreement, the Borrowers, jointly and severally, indemnify the Lender and each Related Party of the Lender (each such person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of counsel for any Indemnitee, arising out of, in connection with, or as a result of (i) the execution or delivery of this Wavier Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, or the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder, or the consummation of the transactions contemplated hereby or thereby, or (ii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided, that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by any final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver Agreement to be executed and delivered in the City of New York as of the date fist hereinabove written.

                                   THE CHASE MANHATTAN BANK


                                   By:/s/ Eugene Ward
                                      -----------------------------------
                                      Name:  Eugene Ward
                                      Title:  Vice President

                                    UNIDIGITAL ELEMENTS (NY), INC.


                                    By:/s/ William E. Dye
                                      -----------------------------------
                                       Name:  William E. Dye
                                       Title:  Chairman

                                   UNISON (NY), INC.


                                   By:/s/ William E. Dye
                                      -----------------------------------
                                      Name:  William E. Dye
                                      Title:  Chairman

                                   UNIDIGITAL ELEMENTS (SF), INC.


                                   By:/s/ William E. Dye
                                      -----------------------------------
                                      Name:  William E. Dye
                                      Title:  Chairman

                                   UNISON (MA), INC.


                                   By:/s/ William E. Dye
                                      -----------------------------------
                                      Name:  William E. Dye
                                      Title:  Chairman

                                   UNIDIGITAL INC.


                                   By:/s/ William E. Dye
                                      -----------------------------------
                                      Name:  William E. Dye
                                      Title:  Chairman


                                     - 3 -